UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2008

Luna Innovations Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Riverside Circle, Suite 400

Roanoke, Virginia 24016

(Address of principal executive offices, including zip code)

540-769-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 27, 2008, Luna Innovations Incorporated (the “Company”) and certain of its officers, including certain of the Company’s officers, as defined in Rule 3b-2 promulgated under the Securities Exchange Act of 1934, as amended, and certain named executive officers, as defined under Item 402(a)(3) of Regulation S-K, entered into amended and restated stock sale restriction agreements (the “Sale Restriction Agreements”) whereby such officers agree not to sell more than a fixed number of shares of common stock and convertible securities of the Company beneficially held by such officers as of the effective date of the Sale Restriction Agreements (the “Subject Securities”) in each calendar year and in the aggregate during a three year period ending December 31, 2010. As of the date of the Sale Restriction Agreements, such officers held 3,436,316 shares of the Subject Securities, including options to purchase common stock. The Sale Restriction Agreements provide that the parties to such agreements limit sales of Subject Securities to the following amounts in each of the following calendar years: no sales in 2008 and 10% of the Subject Securities in each of calendar years 2009 and 2010. In the aggregate, the officers may not sell any shares of Common Stock in calendar year 2008, and they may sell no more than 343,631 shares of Common Stock in each of calendar years 2009 and 2010. The Sale Restriction Agreements may be terminated or the limits waived by the Company according to the terms of the Sale Restriction Agreements.

Conformed copies of the Sale Restriction Agreements entered into by the Company’s named executive officers are attached hereto as Exhibits 10.1 through 10.4.

Item 9.01(d).	Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Kent A. Murphy, dated as of February 27, 2008.

10.2	Second Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Dale E. Messick, dated as of February 27, 2008.

10.3	Second Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Scott A. Graeff, dated as of February 27, 2008.

10.4	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Robert P. Lenk, dated as of February 27, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Kevin W. Holt
Kevin W. Holt Vice President and General Counsel

Date: March 3, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Kent A. Murphy, dated as of February 27, 2008.

10.2	Second Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Dale E. Messick, dated as of February 27, 2008.

10.3	Second Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Scott A. Graeff, dated as of February 27, 2008.

10.4	Amended and Restated Stock Sale Restriction Agreement by and between Luna Innovations Incorporated and Robert P. Lenk, dated as of February 27, 2008.